SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report:
                                  May 15, 2001
                                 ---------------
                        (Date of earliest event reported)



                         CITIZENS COMMUNICATIONS COMPANY
                         -------------------------------
               (Exact name of registrant as specified in charter)



          Delaware                    001-11001                06-0619596
----------------------------    ----------------------     -------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)



3 High Ridge Park, P.O. Box 3801,  Stamford, Connecticut          06905
--------------------------------------------------------          -----
       (Address of principal executive offices)                 (Zip code)



                                 (203) 614-5600
                                 --------------
              (Registrant's telephone number, including area code)


                           No change since last report
                           ---------------------------
          (Former name or former address, if changed since last report)

Item 5.   Other Events

          Citizens Communications Company announced on May 15, 2001 that it intends to sell up to $1 billion in Senior Unsecured Debt.


Item 7.  Financial Statements

         (c)  Exhibits

         99.1 Press Release of Citizens Communications Company released May 15, 2001

                                                     Citizens Communications
                                                     3 High Ridge Park
                                                     Stamford, CT 06905
                                                     203.614.5600
                                                     Web site: www.czn.net

FOR IMMEDIATE RELEASE


Contact:
Brigid Smith
Assistant Vice President,
Corporate Communications
203.614.5042
bsmith@czn.com

                  Citizens Communications Intends to Sell Up to
                       $1 Billion in Senior Unsecured Debt

Stamford, Conn., May 15, 2001-- Citizens Communications (NYSE:CZN) announced today that it intends to sell publicly, through underwriters led by Morgan Stanley Dean Witter, up to $1 billion in senior unsecured debt with maturities to be determined. The company believes that the transaction will be completed in the near term. The securities are being offered pursuant to the company's shelf registration statement that became effective on May 9, 2001. The preliminary prospectus is being made available concurrently with this offering.

About Citizens Communications
-----------------------------
Citizens Communications serves 1.4 million access lines in 17 states and is acquiring an additional 1.7 million access lines. Citizens owns 85 percent of Electric Lightwave, Inc. (NASDAQ:ELIX), a facilities-based, integrated communications provider that offers a broad range of services to telecommunications-intensive businesses throughout the United States. More information about Citizens can be found at www.czn.net.

This document contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These and all forward-looking statements (including oral representations) are only predictions or statements of current plans that are constantly under review by the company. All forward-looking statements may differ from actual results because of, but not limited to, changes in the local and overall economy, changes in market conditions for debt and equity securities, the nature and pace of technological changes, the number and effectiveness of competitors in the company's markets, success in overall strategy, changes in legal or regulatory policy, changes in legislation, the company's ability to identify future markets and successfully expand existing ones, the mix of products and services offered in the company's target markets, the effects of acquisitions and dispositions and the ability to effectively integrate businesses acquired. These important factors should be considered in evaluating any statement contained herein and/or made by the company or on its behalf. The foregoing information should be read in conjunction with the company's filings with the U.S. Securities and Exchange Commission including, but not limited to, reports on Forms 10-K and 10-Q. The company does not intend to update or revise these forward-looking statements to reflect the occurrence of future events or circumstances.

                                    SIGNATURE
                                    ---------




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                         CITIZENS COMMUNICATIONS COMPANY
                         -------------------------------
                                  (Registrant)




                             By: /s/   Robert J. Larson
                                -----------------------
                                Robert J. Larson
                                Vice President and Chief Accounting Officer



Date: May 16, 2001